UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022

GOOD GAMING, INC.

(Exact name of registrant as specified in charter)

Nevada	000-53949	46-3917807
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

415 McFarlan Road, Suite 108

Kennett Square, PA 19348

(Address of Principal Executive Offices) (Zip Code)

(888) 295-7279

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2022, the holder of one (1) share of Series C Preferred Stock of the Company that entitles such holder to vote a majority of the issued and outstanding voting securities of the Company’s approved by written consent that the Company adopt 2022 Stock Incentive Plan (the “2022 Plan”), which replaced the 2018 Stock Incentive Plan. There are 30,000,000 shares authorized under the 2022 Plan, which is an increase from 10,000,000 authorized under the 2018 Plan. Under the 2022 Plan, the board of directors of the Company (the “Board”) may decide at its sole discretion to grant equity awards to certain employees and consultants, including employees and consultants of ViaOne Services, Inc., who are also deemed consultants of the Company. In addition, on March 7, 2022, Advisors, including David Dorwart, Kevin LaPierre, Brian Young, Brandon Young, Byron Young, and Suleman Bhmani were each granted 762,395 share under the 2022  Plan. Mr. Dorwart was also granted 885,600 shares as the principal executive officer of the Company and David Sterling was granted 264,553 shares under the 2022 Plan.

The description of the 2022 Plan does not purport to be complete and is incorporated herein by reference, a copy of which is attached herein as Exhibit 10.1.

Item 7.01 Regulation FD Disclosure.

On March 10, 2022, the Company issued a press release announcing enhancements to its MicroBuddies NFT Game and the adoption of the 2022 Plan. A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.

The information in Item 5.02, Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the attached Exhibits 10.1 and 99.1 are being furnished pursuant to Item 5.02, Item 7.01 and Item 9.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	The 2022 Stock Incentive Plan

99.1	Press Release dated March 10, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2022

Good Gaming, Inc.

By:	/s/David B. Dorwart
Name:	David B. Dorwart
Title:	Chief Executive Officer